UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 3, 2010 (December 1, 2010)

Claymore/Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in its charter)

Delaware	811-21982	20-5997403

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer

of incorporation)		Identification No.)

2455 Corporate West Drive

Lisle, Illinois		60532

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (630) 505-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01                      Regulation FD Disclosure.

On December 1, 2010, the Board of Trustees of Claymore/Guggenheim Strategic Opportunities Fund (the “Fund”) amended and restated in its entirety the By-Laws of the Fund (the “Amended and Restated By-Laws”).  The Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

3.1	Amended and Restated By-Laws of Claymore/Guggenheim Strategic Opportunities Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

	By:	/s/ Mark E. Mathiasen
	Name:	Mark E. Mathiasen
	Title:	Secretary
DATE: December 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Claymore/Guggenheim Strategic Opportunities Fund

4